UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

ARMATA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 McConnell Avenue, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 655-2928

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARMP	NYSE American

Item 7.01	Regulation FD Disclosure.

On December 19, 2024, Armata Pharmaceuticals, Inc. (the “Company”) issued a press release announcing results from its Phase 2 Tailwind study of inhaled AP-PA02 in non-cystic fibrosis bronchiectasis subjects with chronic pulmonary Pseudomonas aeruginosa infection. The full text of the press release issued in connection with this announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company posted an updated corporate presentation dated December 19, 2024 (the “Corporate Presentation”) to its website at https://investor.armatapharma.com/events-and-presentations. The Corporate Presentation, which is furnished as Exhibit 99.2 hereto, replaces the corporate presentation dated November 15, 2024 previously posted to the Company’s website. The Company plans to use its website to disseminate future updates to the Corporate Presentation and may not file or furnish a Current Report on Form 8-K alerting investors if the Corporate Presentation is updated.

The information contained in the Corporate Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, except as may be required by the federal securities laws, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the Company disclaims any inferences regarding the materiality of such information that may arise as a result of it furnishing such information under Item 7.01 of this Current Report on Form 8-K.

The information in this Item 7.01 and the attached Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and the attached Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

99.1	Press Release, dated December 19, 2024.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024	Armata Pharmaceuticals, Inc.

	By:	/s/ David D. House
	Name:	David D. House
	Title:	Senior Vice President, Finance and Principal Financial officer